Collins Barrow Toronto
Collins Barrow Place
11 King Street West
Suite 700, PO BOX 27
Toronto, Ontario M5H 4C7
Canada
T: 416.480.0160
F: 416.480.2646

toronto.collinsbarrow.com

Consent of Independent Registered Public Accounting Firm

The Board of Directors of Sphere 3D Corp.

We consent to the inclusion in this annual report on Form 40-F and in registration statement on Form S-8 of Sphere 3D Corp., being filed with the United States Securities and Exchange Commission of:

•

our Independent Auditors’ Report dated March 31, 2015, on the consolidated financial statements of Sphere 3D Corp., which comprise the consolidated balance sheet as at December 31, 2013 and the consolidated statements of operations, comprehensive loss, changes in shareholders’ equity and cash flows for the year ended December 31, 2013 and a summary of significant accounting policies and other explanatory information.

Collins Barrow Toronto LLP
Chartered Professional Accountants
Licensed Public Accountants
February 23, 2017
Toronto, Ontario

This office is independently owned and operated by Collins Barrow Toronto LLP.
The Collins Barrow trademarks are owned by Collins Barrow National Cooperative Incorporated and are used under license.

Collins Barrow Toronto
Collins Barrow Place
11 King Street West
Suite 700, PO BOX 27
Toronto, Ontario M5H 4C7
Canada
T: 416.480.0160
F: 416.480.2646

toronto.collinsbarrow.com

Consent of Independent Registered Public Accounting Firm

We consent to the inclusion in this registration statement on Form S-8 of Sphere 3D Corp., being filed with the United States Securities and Exchange Commission of:

•

our Independent Auditors’ Report dated October 14, 2014, on the consolidated financial statements of Sphere 3D Corp., which comprise the consolidated balance sheets as at December 31, 2013 and December 31, 2012 and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years ended December 31, 2013 and 2012 and a summary of significant accounting policies and other explanatory information, prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board;

•

our Independent Auditors’ Report dated April 10, 2013, on the consolidated financial statements of Sphere 3D Corp., which comprise the consolidated balance sheets as at December 31, 2012 and December 31, 2011 and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years ended December 31, 2012 and 2011 and a summary of significant accounting policies and other explanatory information, prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Collins Barrow Toronto LLP
Chartered Professional Accountants
Licensed Public Accountants
February 23, 2017
Toronto, Ontario

This office is independently owned and operated by Collins Barrow Toronto LLP.
The Collins Barrow trademarks are owned by Collins Barrow National Cooperative Incorporated and are used under license.